UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2012

SANTARUS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive, Suite 400, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 15, 2012, Santarus, Inc. (“Santarus”) announced that the U.S. Food and Drug Administration (“FDA”) has accepted for filing its New Drug Application (“NDA”) for Uceris™ (budesonide) tablets 9 mg. Santarus expects the FDA will complete its review or otherwise respond to the Uceris NDA by mid-October, 2012. Santarus is seeking marketing approval in the U.S. of Uceris 9 mg for the induction of remission of mild to moderate active ulcerative colitis.

The NDA was submitted under section 505(b)(2) of the Federal Food, Drug, and Cosmetic Act. In connection with the FDA’s acceptance for filing of the Uceris NDA, Santarus is providing notice to the NDA holder for Entocort® EC (budesonide) and the patent owner that Uceris 9 mg does not infringe any claims of the one unexpired patent listed in the Orange Book for Entocort EC or that that the claims in the patent are invalid. A copy of the press release announcing the acceptance for filing of the NDA is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Santarus cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: whether Santarus obtains regulatory approval for Uceris in a timely manner or at all, including whether the FDA agrees with the statistical analysis plan for the Uceris Phase III studies, the clinical interpretation of the results and the conduct of the studies and whether the extended use study, which evaluated Uceris 6 mg, provides adequate data to support approval of Uceris 9 mg; whether the FDA requires completion of additional clinical studies or other development programs before approving Uceris; whether the ongoing Phase IIIb clinical study will be completed in a timely manner with a positive outcome; risks associated with the paragraph IV certification concerning Entocort EC, including the potential for litigation and a 30-month stay of approval for the Uceris NDA; risks associated with the collaboration with Cosmo relating to the MMX product candidates, including the potential for termination of the collaboration; competition from other products; unexpected adverse side effects or inadequate therapeutic efficacy of Santarus’ products and product candidates; the scope and validity of patent protection for Santarus’ products and product candidates; and other difficulties or delays relating to the development, testing, manufacturing and marketing of, and obtaining and maintaining regulatory approvals for, Santarus’ products and product candidates; and other risks detailed in Santarus’ prior public periodic filings with the Securities and Exchange Commission.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated February 15, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: February 15, 2012
	By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 15, 2012